                                                                          EX 99a

                        KEYCORP STUDENT LOAN TRUST 2000-A
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------
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

Distribution Date:  August 25, 2003

(i)     Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                          $0.00
                  --------------------
                 (   $            -   , per-$1,000 original principal amount of Class A-1 Notes)
                  --------------------
(ii)    Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                     $19,043,155.34
                  --------------------
                 (   $    0.0000423   , per $1,000 original principal amount of Class A-2 Notes)
                  --------------------
(iii)   Amount of interest being paid or distributed in respect of the Class A-1 Notes:
                     $         0.00
                  --------------------
                 (   $            -   , per-$1,000 original principal amount of Class A-1 Notes)
                  --------------------
(iv)    Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                     $ 1,535,263.39
                  --------------------
                 (   $    0.0000034   , per $1,000 original principal amount of Class A-2 Notes)
                  --------------------
(v)     Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
        (1)  Distributed to Class A-1 Noteholders:
                     $        0.00
                  --------------------
                 (  $            -    , per-$1,000 original principal amount of Class A-1 Notes)
                  --------------------

        (2)  Distributed to Class A-2 Noteholders:
                    $         0.00
                  --------------------
                 (  $            -    , per-$1,000 original principal amount of Class A-2 Notes)
                  --------------------
        (3)  Balance on Class A-1 Notes:
                    $         0.00
                  --------------------
                 (  $            -    , per-$1,000 original principal amount of Class A-1 Notes)
                  --------------------
        (4)  Balance on Class A-2 Notes:
                    $         0.00
                  --------------------
                 (  $            -    , per-$1,000 original principal amount of Class A-2 Notes)
                  --------------------
(vi)    Payments made under the Cap Agreement on such date:  August 22, 2003
                                                           ---------------------
                 (  $         0.00     with respect to the Class A-1 Notes,
                  --------------------
                 (  $         0.00     with respect to the Class A-2 Notes;
                  --------------------
                  and the total outstanding amount owed to the Cap Provider:    $0.00
                                                                            ----------------
(vii)   Pool Balance at the end of the related Collection Period:       $364,772,692.53
                                                                 ---------------------------
(viii)  After giving effect to distributions on this Distribution Date:
        (a)  (1)  Outstanding principal amount of Class A-1 Notes:       $0.00
                                                                  -------------------
             (2)  Pool Factor for the Class A-1 Notes:             -
                                                           -----------------
        (b)  (1)  Outstanding principal amount of Class A-2 Notes:      $364,772,692.53
                                                                  ---------------------------
             (2)  Pool Factor for the Class A-2 Notes:       0.81060598
                                                      ----------------------
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

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(ix)    Note Interest Rate for the Notes:
        (a)  In general
             (1)  Three-Month Libor was
                  1.2800000%     for the period
                  ---------------
             (2)  The Student Loan Rate was:      4.1207948%
                                            -----------------------
        (b)  Note Interest Rate for the Class A-1 Notes:  1.4100000%  (Based on 3-Month LIBOR)
                                                        --------------
        (c)  Note Interest Rate for the Class A-2 Notes:  1.6000000%  (Based on 3-Month LIBOR)
                                                        --------------

(x)     Amount of Master Servicing Fee for  related Collection Period:       $465,671.50
                                                                      ----------------------
                   $ 0.000004657      , per $1,000 original principal amount of Class A-1 Notes.
                  --------------------
                   $ 0.000001035      , per $1,000 original principal amount of Class A-2 Notes.
                  --------------------
(xi)         Amount of Administration Fee for related Collection Period:     $3,000.00
                                                                        ---------------------
                   $ 0.000000030      , per $1,000 original principal amount of Class A-1 Notes.
                  --------------------
                   $ 0.000000007      , per $1,000 original principal amount of Class A-2 Notes.
                  --------------------
(xii)   (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:     $327,134.27
                                                                                            --------------------
        (b)  Delinquent Contracts                           # Disb.      %               $ Amount            %
                                                            -------      -               --------            -
             30-60 Days Delinquent                            608      2.09%           $ 6,292,099         2.32%
             61-90 Days Delinquent                            274      0.94%           $ 2,596,675         0.96%
             91-120 Days Delinquent                           169      0.58%           $ 1,561,141         0.58%
             More than 120 Days Delinquent                    260      0.89%           $ 3,862,220         1.42%
             Claims Filed Awaiting Payment                     95      0.33%           $   880,061         0.32%
                                                          -------  --------            -----------       ------
                TOTAL                                       1,406      4.82%           $15,192,196        5.60%
        (c)  Amounts of any Insured Payments made under the Securities Guaranty Ins Policy:                  $ -
                                                                                                            ---------------
        (d)  Reserve Account Balance                                                                         $6,716,777
                                                                                                            ---------------
             Draw for this Distribution Date                                                                 $ -
                                                                                                            ---------------
             Realized Loss Draw                                                                              $ -              -
                                                                                                            ---------------
(xiii)  Amount in the Prefunding Account:                   $0.00
                                                -----------------------
(xiv)   Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
             Subsequent Pool Student Loans:                  0.00
                                                -----------------------
(xv)    Amount in the Pre-Funding Account at the end of the Funding period to be distributed:                   $0.00
                                                                                                       --------------------
(xvi)   Amount of Insurer Premuim paid to the Securities Insurer on such Distribution Date:                  $86,358.57
                                                                                                       ---------------------
(xvii)  Amount received from Securities Insurer with respect to the Securities Guaranty Insurance Policy:        0.00
                                                                                                             -----------
(xviii) Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant
        to the Securities Guaranty Insurance Policy:                    0.00
                                                           ---------------------------
(xix)   The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date:                         $78,117.77
                                                                                                  -------------------------
        The Amount of any Net Trust Swap Pymt Carryover Shotrfall for such Dist Date:                         0.00
                                                                                                  -------------------------
        The Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                            $0.00
                                                                                                  -------------------------
        The Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                            0.00
                                                                                                  -------------------------
        and the amount of any Termination Pymt either paid by or made to the Trust on                         0.00
                                                                                                  -------------------------
        such Distribution Date:


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